Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-J

KEY PERFORMANCE FACTORS
November 30, 1996



        Expected B Maturity                                       12/16/02


        Blended Coupon                                             5.6418%



        Excess Protection Level
          3 Month Average  5.27%
          November, 1996  5.38%
          October, 1996  5.17%
          September, 1996  5.26%


        Cash Yield                                  17.08%


        Investor Charge Offs                        3.86%


        Base Rate                                   7.83%


        Over 35 Day Delinquency                     4.38%


        Seller's Interest                           15.65%


        Total Payment Rate                          11.72%


        Total Principal Balance                     $22,372,660,639.66


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,500,733,121.17